UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 30, 2006
                                                ------------------------------


                      GS Mortgage Securities Trust 2006-GG8
                      -------------------------------------
                         (Exact name of issuing entity)


                      GS Mortgage Securities Corporation II
                      -------------------------------------
            (Exact name of the depositor as specified in its charter)


   Goldman Sachs Mortgage Company   Greenwich Capital Financial Products, Inc.
   ---------------------------------------------------------------------------
             (Exact name of sponsors as specified in their charters)


        Delaware                        333-136045-01             22-3442024
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(State or other jurisdiction      (Commission File Number       (IRS Employer
of incorporation of depositor)       of issuing entity)         Identification
                                                               No. of depositor)


            85 Broad Street
            New York, New York                                     10004
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(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code         (212) 902-1000
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Item 9.01 of the Depositor's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on November 13, 2006, is hereby amended, because the Pooling and Servicing Agreement attached as an exhibit to such Current Report was not the correct version of such agreement.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GS Mortgage Securities Trust 2006-GG8, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8. On October 30, 2006, GS Mortgage Securities Corporation II (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, and Wells Fargo Bank, N.A., as trustee, of GS Mortgage Securities Trust 2006-GG8, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8 (the "Certificates").

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(d)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of October 1, 2006, by and among GS Mortgage Securities Corporation II, as depositor, Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer and Wells Fargo Bank, N.A., as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 6, 2006                 GS MORTGAGE SECURITIES
                                             CORPORATION II



                                          By:  /s/ Leo Huang
                                             ---------------------------------
                                             Name:   Leo Huang
                                             Title:  CFO

                                INDEX TO EXHIBITS
                                -----------------


Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

4                       Pooling and Servicing Agreement,               (E)
                        dated as of October 1, 2006, by and
                        among GS Mortgage Securities
                        Corporation II, as depositor,
                        Wachovia Bank, National Association,
                        as master servicer, CWCapital Asset
                        Management LLC, as special servicer
                        and Wells Fargo Bank, N.A., as
                        trustee.